EXHIBIT 10.26

TENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”) is entered into and effective as of the Tenth Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), WORKING INTEREST, LLC, a Kansas limited liability company (“Working Interest”), BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”), ADENA, LLC, a Colorado limited liability company (“Adena”; together with Parent, EnerJex Kansas, Working Interest, Black Sable and Black Raven, collectively, “Borrowers” and each, a “Borrower”), and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Tenth Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.               Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013, that certain Sixth Amendment thereto dated as of November 19, 2013, that certain Seventh Amendment thereto dated as of June 16, 2014, that certain Eighth Amendment thereto dated as of August 13, 2014, and that certain Ninth Amendment thereto dated as of April 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.             Borrowers have requested that Administrative Agent and Banks amend the Credit Agreement to, among other things, (i) allow EnerJex Kansas to sell the Rantoul Project Assets (“Rantoul Sale”) and release EnerJex Kansas’ interests in Rantoul Project Assets for the Liens under the Collateral Documents executed in favor of Administrative Agent, and (ii) allow for approximately $1,300,000 of the proceeds from the Rantoul Sale to be reinvested by Borrowers in its Oil and Gas Properties as set forth on Annex A hereto (“Reinvestment Transactions”).

C.             Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Tenth Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.              Specific Amendments to Credit Agreement.

A.          Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Rantoul Sale” is defined in Recital B of the Tenth Amendment. “Reinvestment Transactions” is defined in Recital B of the Tenth Amendment.

“Tenth Amendment” means the Tenth Amendment to Amended and Restated Credit Agreement dated effective as of the Tenth Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Tenth Amendment Closing Date” means August 12, 2015.

B.          Article I, Definitions, of the Credit Agreement is hereby amended by revising the definition of “Conforming Borrowing Base” in its entirety as follows:

“Conforming Borrowing Base” means, as of the Tenth Amendment Closing Date, $18,000,000.

II.            Section 2.04, Borrowing Base Determination, of the Credit Agreement is hereby amended by replacing Section 2.04(a) with following:

(a)         The Borrowing Base in effect as of the Tenth Amendment Closing Date is $19,150,000 relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties and the Monthly Borrowing Base Reduction for September 1, 2015 is $50,000. The Borrowing Base shall be automatically reduced on the first day of each month by the Monthly Borrowing Base Reduction beginning September 1, 2015. The Borrowing Base and the Monthly Borrowing Base Reduction shall be re-determined from time to time pursuant to the provisions of this Section.

III.           Article VI, Affirmative Covenants, of the Credit Agreement is hereby to add the following new Section 6.30:

Section 6.30. Rantoul Sale. From time to time, at the request of Administrative Agent (but in any event within 5 Business Days of such request), Borrower will provide, in form and content satisfactory to Administrative Agent, an accounting to Administrative Agent regarding Borrowers’ use of the proceeds from the Rantoul Sale (other than to pay down the Loans) towards either (i) acquiring additional working and net revenue interest in and/or (ii) enhancing production from, in each case, the Borrower’s Oil and Gas Properties subject to the Liens under the Collateral Documents, as the Reinvestment Transactions.

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IV.           Partial Release. Subject to the terms of this Tenth Amendment (including Section VI hereof), Administrative Agent, on behalf of itself and the Banks, agrees to deliver execution counterparts of the Partial Release attached hereto as Annex B.

V.             Consent to Certain Transactions. Subject to the terms of this Tenth Amendment (including Section VI hereof), Administrative Agent and Banks hereby consent to (a) the Rantoul Sale and (b) the Reinvestment Transactions. The consent granted under this Tenth Amendment shall not be considered an admission or agreement that any other modifications are contemplated by the Administrative Agent or the Banks or in any Loan Document or establish any course of dealing between Administrative Agent or the Banks and Borrower with regard to future consents, waivers or amendments. The consent granted under this Tenth Amendment should not be construed as an indication that Administrative Agent or the Banks would be willing to agree to any future modifications to any of the terms of the Credit Agreement or other Loan Documents, or any waiver of any Events of Default or Defaults that may exist or occur thereunder.

VI.          Conditions Precedent to Tenth Amendment. This Tenth Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Tenth Amendment Closing Date:

A.	Borrowers, Administrative Agent, L/C Issuer and Banks shall have executed and delivered this Tenth Amendment;

B.	Borrowers shall have paid to Administrative Agent (for the ratable benefit of the Banks) an aggregate amount not less than $1,500,000 to be applied against the principal Loans;

C.	Borrowers shall have paid to Administrative Agent all fees due and payable under the Credit Agreement or as otherwise agreed; and

D.	Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents (including, to the extent applicable, consent of any Approved Counterparties in relation to the Partial Release) related to the foregoing as Administrative Agent may request.

VII.          Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Tenth Amendment, (b) this Tenth Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Tenth Amendment to be effective, (d) the execution and delivery of this Tenth Amendment does not violate their Governing Documentation, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Tenth Amendment Closing Date as though made on the Tenth Amendment Closing Date, (f) after giving effect to this Tenth Amendment, they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) after giving effect to this Tenth Amendment, no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Tenth Amendment or any other matters occurring prior to the Tenth Amendment Closing Date. The representations and warranties made in this Tenth Amendment shall survive the execution and delivery of this Tenth Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Tenth Amendment.

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VIII.       Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Tenth Amendment. Except as affected by this Tenth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Tenth Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Tenth Amendment). BORROWERS HEREBY RELEASE, DISCHARGE AND ACQUIT ADMINISTRATIVE AGENT, L/C ISSUER AND BANKS FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, OR LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE TENTH AMENDMENT CLOSING DATE.

IX.	Miscellaneous.

(a)                No Waiver of Defaults. Except as expressly provided herein, this Tenth Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)               Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Tenth Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

(c)                Headings. The headings and captions used in this Tenth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Tenth Amendment, the Credit Agreement, or the other Loan Documents.

(d)               Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Tenth Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

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(e)                Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                Multiple Counterparts. This Tenth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Tenth Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)               Governing Law. THIS TENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.

(h)               Entirety. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER UNDER THIS TENTH AMENDMENT AND UNDER THOSE OTHER WRITTEN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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IN WITNESS WHEREOF, this Tenth Amendment is executed effective as of the Tenth Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

ENERJEX KANSAS, inc,

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

WORKING INTEREST, LLC

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

BLACK SABLE ENERGY, LLC

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

Signature Page to Tenth Amendment

BLACK RAVEN ENERGY, INC.

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

- and -

ADENA, LLC

By:	/s/ Douglas M. Wright
Douglas M. Wright
Chief Financial Officer

Signature Page to Tenth Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,

as Administrative Agent, IJC Issuer and a Bank

By:	/s/ Gaby Ramirez
Gaby Ramirez
Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,

as Administrative Agent, I)C Issuer and a Bank

By:	/s/ Gaby Ramirez
Gaby Ramirez
Vice President

IBERIABANK

By:

Bryan C. Chapman

Executive Vice President and Energy Lending Manager

Signature Page to Tenth Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,

as Administrative Agent, UC Issuer and a Bank

By:

Gaby Ramirez

Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,

as Administrative Agent, UC Issuer and a Bank

By:

Gaby Ramirez Vice President

IBERIABANK

By:	/s/ Bryan C. Chapman
Bryan C. Chapman
Executive Vice President and Energy Lending Manager

Signature Page to Tenth Amendment

ANNEX A

(See attached.)

Annex A

ADENA FIELD - 2015 PROJECT COST LIST

							PAY OUT
	WELL - REPAIR	PUMP	ZONE	NEG-OIL	REPAIR COST	OIL PRICE	DAYS	IRR	VENDERS
						(net)
1	STATE C-1	ESP	J-SAND	4	62,000	$32.00	469		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS

2	GEYER A-2	ESP	J-SAND	12	62,000	$32.00	156		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS

3	LAUGHLIN # 2	ESP	J-SAND	10	62,000	$32.00	188		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS

4	HOUGH B-1	ESP	J-SAND	5	62,000	$32.00	375		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS

5	GLENN C-3	PUMP JACK	J-SAND	11	13,000	$32.00	28		YETTER WELL SERVICE, WB SUPPLY, TEETER

6	GLENN F-1	ESP	J-SAND	8	62,000	$32.00	234		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS

7	CLAR # 1	PUMP JACK	D-WATER FLOOD	1	13,000	$32.00	313		YETTER WELL SERVICE, WB SUPPLY, TEETER

8	HOUGH A-2	PUMP JACK	D-SAND	5	20,000	$32.00	63		YETTER WELL SERVICE, WB SUPPLY, TEETER
9	HOUGH A-3	PUMP JACK	D-SAND	5	20,000	$32.00	63		YETTER WELL SERVICE, WB SUPPLY, TEETER
TOTAL well repair				56	376,000

1	DAVIS #4 - FINISH COMPLETION	ESP	J-SAND	10	165,000	$32.00	31		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS
2	GLENN B I-1 - FINISH COMPLETION	ESP	J-SAND	10	165,000	$32.00	31		YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS
TOTAL FINISH COMPLETION				20	330,000

	D WELL - ACID JOBS	PUMP	ZONE	NEG-OIL	REPAIR COST	OIL PRICE	DAYS	IRR	VENDERS
	GEYER B-1	PUMP JACK	D-SAND	10	20,000	$32.00	31		YETTER WELL SERVICE, WB SUPPLY, TEETER
TOTAL ACID JOBS				10	20,000

ADDITIONAL WORK NEEDED IN ADENA FIELD - NO INCREASE IN PRODUCTION

	COMBUSTORS FOR COGCC REG 7		LEED MANUFACTORS, TEETER,WB SUPPLY

1	ADENA J- BATTERY	30,000
2	HOUGH D BATTERY	25,000
3	GEYER B-1 BATTERY	25,000
4	D-WATERFLOOD	25,000
	TOTAL COMBUSTERS	105,000

	HOUGH 157 CONVERSION TO INJECTION	10,000	TEETER,WB SUPPLY

	REPLACE PRODUCTION PIPELINE FROM LACT UNIT	5,000	TEETER,WB SUPPLY
	AJU W-53 FAILED MIT REPAIR	25,000	YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS
	INJECTION WELL - 5 YR MIT DUE ON 7 WELLS	21,000	YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS
	COGCC REQUIREMENT TO MIT 28 WELLS PER YEAR (THIS YEAR ONLY)	140,000	YETTER WELL SERVICE, ACCELERATED, E-3 SOLUTIONS, WB SUPPLY, POWER PLUS
	TOTAL MISC ADDITIONAL	201,000
	GRAND TOTAL	1,032,000

RANK	DEEP PROSPECT	ACRES - CLOSURE	HEIGHT	AMI - ACRES	LEASED (GROSS/NET)	UNLEASED	CRITICAL LEASE NEEDED	COST ESTIMATE @ $25/ACRE	NEW ACTIVITY	COMMITTED - OFFERED/SPENT	COMMENT	DRILL SITE(S)	DETAIL ON LEASES NEEDED

1	AMHERST #1 & #2	3,150	75-100	4,800	3,200/3,144	1,656	Two 160 acre Tracts	$16,000	Leased 80 acres @ $20/acre. Offers out on	will commit $6000/$1600	2 WELLS EARN UNDER 4,800 ACRE AMI	2 DRILL SITES - LEASED	Critical lease(s) in SE/4 Section 21. 20 acres of which may be difficult (S/2N/2SE/4 -Heereman Family Trust). Remaining downdip open leasehold can wait until we have drilling data. Need an additional 160 acre tract Section 9 -(Isochron thin)

2	S. AMHERST #3	600	80	1,240	1,080/1,000	160	160 ACRES & FARMOUT	$4,000	Made offers on 160 acres - waiting on	will commit $4000/ $0	1 WELL EARNS UNDER 1240 ACRE AMI	DRILL SITE LEASED - NEED 160 ACRES OFFSET
													Critical lease(s) in NW/4 Section 21 - shouldn't be a problem. Very critical to get deal with Omimex, preferably a Farmout. Plan to contact Omimex after we get more information about S. Amherst Prospect
3	E. HIGHLANDS #4	310	80	800	640/640	160	Probably will need to lease	$8,000	Made offer on 320 acres - waiting on	will commit $8000/$0	1 WELL EARNS UNDER 800 ACRE AMI	DRILL SITE LEASED
													Critical leases in E/2 Section 34 and W/2 Section 35 may be open? If / when we get these

4	S. AMHERST #4	830	50	1,760	800/592	656	656	$20,425	Offers out on 817 acres - 208 acres leased	will commit $20,425/ $4160	1 WELL EARNS UNDER 1760 ACRE AMI	MAJORITY OF PROSPECT NEEDS TO BE LEASED

5	NE AMHERST AMHERST UNLEASED AREA EAST OF	1,390	75-100	NA	0/0	2560	2560	$64,000	Checked ownership - appears to be entirely	waiting on budget approval			This Amherst East structure has drawn the attention of our new partners….Should have this

	MAIN STRUCTURE

5	W. HIGHLANDS #5	500	80	1,400	400/400	1,000	320 ACRES	$8,000			1 WELL EARNS UNDER 1,400 ACRE AMI	DRILL SITE LEASED - NEED 320 ADDITIONAL ACRES	Need two key 160 acre tracts (SE/4 Section 19 and NE/4 Section 31). Additional leaseing

6	STATELINE #6	720	55	1,520	0/0	1,520	480 ACRES	$12,000			1 WELL EARNS UNDER 1,520 ACRE AMI	DRILL SITE NOT LEASED NEED MINIMUM OF 420 ACRES	This is a nice structure but is entirely unleased. lease summarynot avaliable at this time. We

7	S. AMHERST #5	580	50	1,120	800/800	320	320 ACRES	$8,000			1 WELL EARNS UNDER 1,120 ACRE AMI	DRILL SITE LEASED - NEED A MINIMUM OF 320 ACRES	This is a lower relief structure close to the Hansen well that was drilled to basement (had

ANNEX B

(See attached.)

Annex B

Partial Release

THIS PARTIAL RELEASE (“Partial Release”), dated effective August 12, 2015 (the “Effective Date”), is by TEXAS CAPITAL BANK, N.A., a national banking association (the “Mortgagee”), whose mailing address is One Riverway, Suite 2100, Houston, Texas 77056 to ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”) and WORKING INTEREST, LLC, a Kansas limited liability company (“Working Interest”, together with EnerJex Kansas, each a “Mortgagor”, and collectively, the “Mortgagors”). Capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).

WHEREAS, ENERJEX RESOURCES, INC., a Nevada corporation (“EnerJex Resources”), Mortgagors, BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”), ADENA, LLC, a Colorado limited liability company (“Adena”, and together with EnerJex Resources, Black Sable, Black Raven and Mortgagors, collectively, the “Borrowers”), each of whose mailing address is 4040 Broadway, Suite 508, San Antonio, Texas 78209, the Banks and Mortgagee, as Administrative Agent for itself and the Banks (collectively, the “Lenders”), entered into that certain Amended and Restated Credit Agreement dated October 3, 2011, as hereafter amended from time to time (the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, Mortgagors executed in favor of Mortgagee, any other Collateral Documents, those certain Mortgages, recorded as set forth on Exhibit A attached hereto (the “Subject Mortgages”); and

WHEREAS, the Subject Mortgages (i) secure, in part, certain indebtedness owed by Mortgagors to Mortgagee under the Credit Agreement, more particularly described and defined in the Subject Mortgages as “Secured Indebtedness” and (ii) cover those certain oil, gas and/or minerals leases, wells and other assets and rights of Mortgagor, more particularly described and defined in the Subject Mortgages as the “Mortgaged Property.”

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Mortgagee and Mortgagors, the Mortgagee hereby partially releases the liens and security interests under the Subject Mortgages INSOFAR AND ONLY INSOFAR as to those liens and security interests cover those certain oil and gas leases described on Exhibit B attached hereto (the “Affected Leases”) and the interests of Mortgagors in the other assets associated with the Affected Leases (collectively, with the Affected Leases, the “Released Interests”).

NOTWITHSTANDING THE FOREGOING, IT IS SPECIFICALLY UNDERSTOOD THAT THIS IS A PARTIAL RELEASE OF THE SUBJECT MORTGAGES ONLY, AND MORTGAGEE DOES EXPRESSLY RESERVE AND RETAIN ALL OF ITS LIENS, SECURITY INTERESTS AND OTHER RIGHTS UNDER THE SUBJECT MORTGAGES AS TO ALL OF THE MORTGAGED PROPERTY OTHER THAN THE RELEASED INTERESTS. THE SUBJECT MORTGAGES ARE NOT OTHERWISE MODIFIED OR AMENDED. EACH MORTGAGOR DOES HEREBY ADOPT, RATIFY AND CONFIRM THE SUBJECT MORTGAGES, AS PARTIALLY RELEASED HEREBY, IN ALL

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RESPECTS. THIS PARTIAL RELEASE IN NO MANNER AFFECTS THE OBLIGATIONS OF ANY MORTGAGOR TO PAY THE SECURED INDEBTEDNESS AND PERFORM ITS OTHER OBLIGATIONS SECURED BY THE SUBJECT MORTGAGES ACCORDING TO THEIR TENOR AND EFFECT. THIS PARTIAL RELEASE IS MADE WITHOUT ANY REPRESENTATION OR WARRANTY BY MORTGAGEE THAT MORTGAGEE IS THE HOLDER OF ANY LIENS, SECURITY INTERESTS OR OTHER RIGHTS IN AND TO THE MORTGAGED PROPERTY INCLUDING THE RELEASED INTERESTS.

(Signature and Acknowledgment Page Follows)

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IN WITNESS WHEREOF, the said Mortgagee has caused these presents to be signed by its duly authorized representative as of the date set forth in the notary block below but effective for all purposes as of the Effective Date.

MORGTAGEE:

Texas capital bank, n.a,

a national banking association

By:

Gaby Ramirez
Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

BE IT REMEMBERED, That on this day of August, 2015 before me the undersigned, a Notary Public in and for said County and State appeared Gaby Ramirez, Vice President of Texas Capital Bank, N.A., a national banking association, who is personally known to me to be the person who executed the within instrument of writing on behalf of said banking association and duly acknowledged the execution of the same to be the free act and deed of said banking association.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year above written.

Notary Public
My Commission Expires:

________________________

Signature Page to Partial Release

Exhibit A

Subject Mortgages

1.	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated July 3, 2008 from EnerJex Kansas, as mortgagor, to Mortgagee, and recorded as follows:

State	County	Recording Information
Kansas	Franklin	July 17, 2008 Book 466, Page 483
	Miami	July 17, 2008 Instrument No. 2008-03928

2.	Second Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated October 3, 2011 from EnerJex Kansas, as mortgagor, to Mortgagee, and recorded as follows:

State	County	Recording Information
Kansas	Franklin	October 13, 2011 Instrument No. 3453 Book 507, Page 711
	Miami	October 11, 2011 Instrument No. 2011-03956

as amended by

(a)	First Amendment to Second Amended and Restated Mortgage; Ratification of Liens; and Release of Liens dated effective as of December 14, 2011 from EnerJex Kansas, as mortgagor, to Mortgagee, and recorded as follows:

State	County	Recording Information
Kansas	Franklin	December 29, 2011 Instrument No. 4432 Book 510, Page 470
	Miami	October 11, 2011 Instrument No. 2011-03956

as further amended by

(b)	Master Amendment, to and Ratification of, Collateral Documents dated effective as of August 13, 2014 among Borrowers and Mortgagee and recorded as follows:

Exhibit A – Page 1

State	County	Recording Information
Kansas	Franklin	August 21, 2014 Instrument No. 201402805 Book 270, Page 488
	Miami	August 21, 2014 Instrument No. 2014-03539

3.	Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated October 3, 2011 from Working Interest, as mortgagor, to Mortgagee, and recorded October 13, 2011 with the Franklin County, Kansas Register of Deeds under Instrument No. 3451, at Book 507, Page 665.

as amended by

(a)	First Amendment to Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated December 31, 2012 from Working Interest, as mortgagor, to Mortgagee, and recorded February 6, 2013 with the Franklin County, Kansas Register of Deeds under Instrument No. 481, at Book 525, Page 788.

4.	Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated effective as of December 31, 2012 from Working Interest, as mortgagor, to Mortgagee and recorded as February 6, 2013 with the Miami County, Kansas Register of Deeds under Instrument No. 2013-00673.

[END OF EXHIBIT A]

Exhibit A – Page 2

Exhibit B

Affected Leases

Lease Name	Prospect	Legal Description	Section	Township	Range	County	State	Acres	Net Revenue Interest	Working Interest	Book	Page
Carter A	Rantoul	E/2 SW/4, SW/4 SW/4, E/2 NW/4, W/2 NE/4	17	18S	21E	Franklin	Kansas	280	0.80500000	1.00000000	79	161

Carter B	Rantoul	E/2 E/2	18	18S	21E	Franklin	Kansas	160	0.80500000	1.00000000	79	161

Needham	Rantoul	W/2 NW/4, NW/4 SW/4	17	18S	21E	Franklin	Kansas	120	0.80500000	1.00000000	79	395

Orser	Rantoul	E/2 NW/4, SW/4 NW/4	8	18S	21E	Franklin	Kansas	120	0.80500000	1.00000000	91	427

Dreher	Rantoul	S/2 SE/4	8	18S	21E	Franklin	Kansas	80	0.79750000	1.00000000	95	351

Howell-Fee	Rantoul	E/2 SW/4	8	18S	21E	Franklin	Kansas	80	0.79750000	1.00000000	137	249

Howell-Gorges	Rantoul	E/2 SW/4 (part, 62 acres), SE/4 (part, 60 acres)	1	18S	21E	Miami	Kansas	122	0.79750000	1.00000000	345	157

Russel	Rantoul	W/2 SE/4	17	18W	21E	Franklin	Kansas	80	0.80000000	1.00000000	88	117

Johnston	Rantoul	E/2 SE/4	17	18S	21E	Franklin	Kansas	80	0.80000000	1.00000000	88	485

Mauslein	Rantoul	S/2	9	16S	21E	Franklin	Kansas	320	0.35000000	0.40000000	255	286

[END OF EXHIBIT B]

Exhibit B – Page 1